Fees Summary	Feb. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 463,877,506.27
Previously Paid Amount	0
Total Fee Amount	43,185.68
Total Offset Amount	0
Net Fee	$ 43,185.68